Exhibit 99.2

Capital One Southcoast Energy Conference Strong Experience – Focused Growth – Managing Risk

Forward-Looking Statements This presentation contains forward-looking statements. Forward-looking statements are based on management assumptions and analyses. Actual experience may differ and such differences may be material. Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance. Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K.

Leading Global Geophysical Contractor In Tough Acquisition Zones Experienced global seismic contractor Acknowledged leader in difficult land, transition zone, or shallow water and offshore environments Extensive international experience Long-lasting customer relationships Operating 20+ years in some regions Our crews are scalable & specially configured for every project We offer a suite of services that complement data acquisition, including: Seismic data processing Seismic interpretation services

Focused on Executing Operational & Financial Plans to Deliver Exceptional Value Two major acquisitions since 2005 – Trace and Grant Geophysical Listing on AMEX: Symbol GOK $118 MM net Equity Offering Total Debt to Capitalization 15.5% at 9/30/07 vs. 58.1% at 12/31/06 Strong balance sheet provides flexibility for future growth Focused on capturing upside; but always managing downside risk Pro Forma Revenue Growth Selected Balance Sheet Data 168 243 329 272 $0 $50 $100 $150 $200 $250 $300 $350 2004 2005 2006 2007 Sept YTD 30-Sep-07 ( $millions ) Cash and cash equivalents 11,735 $ * Net property, plant & equipment 167,266 Total assets 348,868 Debt 36,475 Preferred Stock 59,678 Stockholders' Equity** 139,433 *1,656 is restricted cash ** excludes preferred stock (Including restricted cash)

Operational Experience & Focus Strong Experience – Focused Growth – Managing Risk

Extensive International Experience In Some of the Toughest Environments Geokinetics’ team averages over 25 years of international experience acquiring seismic data in tough acquisition zones for large multinationals or national oil companies.

Strong Customer Relationships (Partial Customer List)

Typical Transition Zones Surf Zone – New Zealand Inter Tidal Zone - India

Elements of Transition Zone

Over the last ten years in shallow water Geokinetics has acquired in excess of: 15,000 km of 2D 9,000 sq km of 3D Cost effective overall, even against companies already active in country Leader in Shallow Water Offshore Acquisition Shallow water acquisition operations in the highlighted countries

 Equipment designed for cost effective mobilization by air, land or sea Designed to fit 40’ Containers Crew re-assembles in 5-10 days Cost Effective Shallow Water Operations - Transition Zone, Lakes, Swamps, Offshore

Leveraging Our Competitive Advantage: New GeoTiger Series of Vessels 65’ vessels with ultra shallow draft Vessels fit in four 40’ containers Capable of operating in 200m water depth

Ocean Bottom Cable (OBC) - Capitalizing on Opportunities Profitable launch of OBC operations using first Sercel SeaRay system Currently using on extensive OBC project on Australia’s N. W. Shelf Enhancing operating efficiency Expanding operations Expanding OBC capabilities near-term Extend operations Capture additional OBC projects

Difficult Terrain / Challenging Environments Recently completed: Largest high density survey in South America Largest 3D survey in complex jungle area in Ecuador

Seismic Recording Over Difficult Terrain

Recent Colombian Survey Sercel 408 UL with 8,500 channels Recording 26 lines Averaging 3,600 channels per shot Footprint of 40 square kilometers Mountainous Region Survey

Operating in Challenging Environments

North American Operations - Canada Canada Operate up to five crews during Canadian winter Two I/O Vectorseis crews

North American Operations - US U.S. Operate up to nine crews all year I/O RSR and Sercel 428 / 408 Experience throughout U.S. Competitive advantage Texas / Louisiana

Processing & Interpretation Strategy Complement acquisition, particularly in offshore shallow water environment Develop multi-component processing capabilities Develop 4D processing techniques Improve profitability

Growth Strategy Strong Experience – Focused Growth – Managing Risk

Our Operating Environment – Robust Industry Fundamentals Seismic crew activity has grown steadily in response to commodity prices, but lags increase in drilling rigs International plays (NOCs) are primary driver for seismic growth Seismic crew activity is still less than the lowest levels in the 1990s when oil prices were near $20 per barrel Pressure for continued growth in activity, even at lower commodity prices Oil companies reloading prospect inventories Resource plays are big drivers Technical advances drive activity and create barriers to entry Recent trend for more specialized crews and equipment Fundamentals are strong, but we are continually monitoring for any trend toward overcapacity

Growth Strategy Continue to Leverage Competitive Advantage Grow Customer Base & Expand into New Markets Strengthen Complementary Service Offerings Leverage competitive advantage and expertise in difficult land environments and offshore shallow water zones to maximize profitability. Better assist customers with full range of seismic services, from acquisition and processing to interpretation and management. Current operations in 18 of 194 countries worldwide. Further expand geographic presence and services offered. Pursue Strategic Acquisitions / Alliances As Appropriate Continue to monitor opportunities for prudent expansion. Capture New Market Opportunities Leverage operational expertise to pursue opportunities in complementary markets such as OBC

Near-Term Growth Quarterly record seismic data acquisition and data processing backlog of $381 million as of September 30, 2007 North American backlog in excess of $170 million International backlog in excess of $200 million Remainder of 2007 nearly covered by current backlog, substantial amount of 2008 sold Backlog Trend 311 248 321 381 140 171 127 121 165 156 172 209 $0 $50 $100 $150 $200 $250 $300 $350 $400 12/31/2006 3/31/2007 6/30/2007 9/30/2007 NA Int'l

Financial Strength Strong Experience – Focused Growth – Managing Risk

Capitalization (1) Includes $1.7 million of restricted cash at 12/31/06 & 9/30/07 Equity offering provided clean balance sheet and financial flexibility for further growth Capitalization as of September 30, 2007 ($ in thousands) 9/30/2007 12/31/2006 Unaudited Audited Cash and cash equivalents and restricted cash (1) 11,735 22,059 Long-term debt and capital leases (including current portion): 30,842 $ - $ - 110,000 5,633 7,169 Total debt 36,475 $ 117,169 $ Redeemable convertible preferred stock 59,678 56,077 Total stockholders' equity 139,433 28,595 Total capitalization 235,586 $ 201,841 $ Total Debt / Capitalization 15.5% 58.1% Other debt Floating Rate Notes Credit facility

Capital Expenditures Spent approximately $116 million on a pro forma basis, for state-of-the-art equipment for the 15 months ended 9/30/07. Expanded recording capacity and upgraded US crews. 100,800 channels at 9/30/07 vs. 78,000 channels at 9/30/06, a 29% increase. Capital investment decisions are based on an average expected payback of < three years EBITDA. Maintenance CAPEX averages 3-4% of revenues. Sercel SeaRay

Pro Forma By Quarter 2006 2006 2007 2007 Seasonality is prevalent in operations Results from a variety of factors including Canadian working season in 1Q and 4Q, and the budgeting cycle of international companies 2Q07 impacted primarily by severe weather in the U.S. and a job being declared force majeure Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization Quarterly Pro Forma Revenue Quarterly Pro Forma Adjusted EBITDA ($ in millions) ($ in millions) Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 3Q06 as well as $3.2 million of one-time severance costs in 3Q07. 97.6 58.8 81.1 91.9 111.0 71.6 89.6 $0 $20 $40 $60 $80 $100 $120 Q1 Q2 Q3 Q4 Q1 Q2 Q3 14.1 4.2 11.1 8.6 18.6 1.0 12.4 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3

YTD Financial Results Pro Forma Results Grant had revenue of $104.2 million and Adjusted EBITDA of $14.8 million for nine months ended 9/30/06 Implies nine month 2006 revenue of $237.5 million and Adjusted EBITDA of $29.4 million YOY combined revenue and EBITDA growth of 11% and 9%, respectively EBITDA up 119% year-over-year; driven by Grant acquisition and organic growth Q3’07 / Q3’06 Comparative Actual Financial Results ($ thousands expect per share and operating data) Nine Months Ended % 9/30/2007 9/30/2006 Change unaudited Statement of Operations information: Revenues 272,148 $ 133,255 $ 104% Income (loss from operations) 6,249 6,057 3% Interest expense, net (14,175) * (2,301) 516% Net income (loss) (8,221) 1,980 -515% Preferred dividends 3,614 - Net income (loss) applicable to common stockholders (11,835) 1,980 -698% Net income (loss) per common share - Diluted (1.50) $ 0.34 $ -541% Other Financial information (unaudited): Adjusted EBITDA ** 32,032 14,608 119% Other Operating Data (at period end, unaudited): Crew Count 23 20 15% Channel Count (all components) 100,800 78,000 29% *Includes $6.9 million of one-time costs related to the redemption of notes and $5.8 million of interest expense on notes. ** 2007 excludes $3.2 million of one-time severance costs (including $2.6 million for former CEO). 2006 excludes $1.4 million of costs incurred for purchase of Grant.

Leading Global Geophysical Contractor In Tough Acquisition Zones Experienced global seismic contractor Acknowledged leader in difficult land, transition zone, or shallow water and offshore environments Offering a comprehensive suite of services Focused on executing plan to deliver exceptional value Strong balance sheet provides financial flexibility for focused growth Leveraging competitive advantage to pursue opportunities throughout the world Capturing upside, managing for downside risk

Capital One Southcoast Energy Conference Strong Experience – Focused Growth – Managing Risk